UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of earliest event reported): June 27, 2018

NUZEE, INC. (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization	000-55157 (Commission File #)	38-3849791 (IRS Employer Identification No.)

2865 Scott Street, Suite 107, Vista, California 92081 (Address of principal executive offices)

(760) 295-2408 (Registrant's telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 27, 2018 (the "Effective Date"), Nuzee, Inc. (the "Company") entered into a Commercial Contract – Improved Property (the "Agreement") for the purchase of a building located in Fort Worth Texas (the "Facility").  The purchase price for the Facility is $1,725,000.  The Company is obligated to deposit $17,250 with the escrow agent within 3 days of the Effective Date and an additional $15,000 45 days after the Effective Date.  The closing of the sale will occur within 75 days of the Effective Date.  The Company has the right to cancel the Agreement and not purchase the Facility for 60 days after the Effective Date; if the Company exercises that right, the seller will be entitled to retain $100 of the initial earnest money deposit and the all of the $15,000 additional deposit, if it has been made at the time of cancellation.

For a period of 45 days after the Effective Date, the Agreement is contingent on the Company's obtaining third party financing and during such period the Company may notify the seller that it has been unable to obtain financing and terminate the Agreement, in which event the seller will be entitled to retain $100 of the initial earnest money deposit.

The foregoing description of the Agreement is a summary of, and does not purport to be a complete statement of, the Agreement or the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by this reference.

 Item 9.01          Financial Statements and Exhibits

EXHIBIT NO.	DESCRIPTION

10.1	Commercial Contract – Improved Property, dated June 27, 2018 between Company and Shelli Marie Properties, LLC

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this current report is not a guarantee of future events, and that actual events and results may differ materially from those made in or suggested by the forward-looking information contained in this current report. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "plan," "will," "expect," "intend," "estimate," "anticipate," "believe" or "continue" or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements, including those risk factors set forth in our  2017 Annual Report on Form10-K. Any forward-looking information presented herein is made only as of the date of this current report, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NUZEE, INC.

Dated: July 9, 2018	By:	/s/ Masateru Higashida
Masateru Higashida, President

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